UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2007

GOLDEN STAR RESOURCES LTD.

(Exact name of registrant as specified in its charter)

CANADA	1-12284	98-0101955
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10901 West Toller Drive Suite 300 Littleton, Colorado		80127-6312
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 830-9000

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On December 20, 2007, Peter Bradford, President and Chief Executive Officer of Golden Star Resources Ltd. (the “Company”), notified the Company that his previously announced resignation from his positions as an officer and director of the Company would become effective on December 31, 2007. Mr. Bradford’s employment with the Company will continue until February 8, 2008.

In connection with Mr. Bradford’s resignation, Thomas Mair has temporarily relinquished his positions as Senior Vice President and Chief Financial Officer of the Company to serve on an interim basis as President and Chief Executive Officer of the Company, as described below.

(c)

Appointment of Interim President and Chief Executive Officer

On December 20, 2007, Mr. Mair, age 51, was appointed Interim President and Chief Executive Officer of the Company, effective January 1, 2008. Mr. Mair has served as Senior Vice President and Chef Financial Officer of the Company since February 2007. Prior to joining the Company, Mr. Mair worked as a consultant from October 2006. Mr. Mair served in a number of senior roles with Newmont Mining Corporation from 1996 until October 2006, most recently as Director, Business Process Improvement from August 2003 to October 2006, and as Group Financial Executive from October 2000 to July 2003.

In connection with this appointment, the Company amended Mr. Mair’s existing employment agreement, dated February 8, 2007, by letter agreement dated as of December 20, 2007 (the “Amendment”). The Amendment provides that, during the period that Mr. Mair serves as Interim President and Chief Executive Officer, he will receive a base salary of US$500,000. Mr. Mair will also receive options to purchase 75,000 common shares pursuant to the Company’s Amended and Restated 1997 Stock Option Plan (the “Option Plan”), which options will vest immediately. The options are exercisable at a price of Cdn$3.06 per share (US$3.07), which was the closing price of the Company’s common shares on the Toronto Stock Exchange on the day immediately preceding the grant date, as provided by the terms of the Option Plan.

The terms of Mr. Mair’s existing employment agreement are described in the Company’s Current Report on Form 8-K dated February 8, 2007 and filed with the Securities and Exchange Commission on February 14, 2007, and a copy of the agreement is included as Exhibit 10.1 hereto and is incorporated by reference herein.

The foregoing summary of the material terms of the Amendment is by its nature incomplete. For further information regarding the terms and conditions of the Amendment, please refer to the Amendment which is attached as Exhibit 10.2 hereto and is incorporated by reference herein.

Appointment of Interim Chief Financial Officer

Also on December 20, 2007, Roger Palmer, age 57, was appointed Interim Chief Financial Officer of the Company, effective January 1, 2008. Mr. Palmer has served the Company as Controller since July 2000 and Vice President Finance since May 2005. Mr. Palmer has over 25 years experience in the mining business including experience as an exploration geologist, as a mining engineer at a large scale underground operation, and as a corporate controller for various publicly traded mining companies. Prior to joining the Company, Mr. Palmer served as Director of Corporate Finance for Getchell Gold.

For the period during which he will serve as Interim Chief Financial Officer, Mr. Palmer will receive a base salary of US$210,000 and will otherwise remain bound by the terms of his existing employment agreement with the Company, dated October 23, 2006 (the “Agreement”). The Agreement provides for employment for one-year terms with automatic renewal for successive one-year periods. Mr. Palmer is entitled to participate in the Option Plan and the Executive Management Performance Bonus Plan and is also entitled to participate in benefit and deferred compensation plans generally available to executive officers of the Company from time to time.

Mr. Palmer is entitled to payments upon certain termination events as described in the Agreement, including a lump sum payment upon a termination of employment by the Company without cause or upon a termination by Mr. Palmer in the event of a material breach of the Agreement by the Company in an amount equal to 0.5 times the sum of (a) Mr. Palmer’s then current base salary, (b) the average of the target bonus for Mr. Palmer for the current calendar year and the bonus paid to Mr. Palmer for the previous year, (c) the amount of Company contributions to Mr. Palmer’s 401(k) for the most recent plan year before the termination date, and (d) the amount paid by the Company for welfare benefits on behalf of Mr. Palmer for the most recent year. Mr. Palmer is also entitled to a lump sum payment in the event of a “termination upon a change in control,” as defined in the Agreement, in an amount equal to (i) the sum of (a) Mr. Palmer’s then current base salary, (b) the average of the target bonus for Mr. Palmer for the then current calendar year and the bonus paid to Mr. Palmer for the previous year, (c) the amount of Company contributions to Mr. Palmer’s 401(k) for the most recent plan year before the termination date, and (d) the amount paid by the Company for welfare benefits on behalf of Mr. Palmer for the most recent year, plus (ii) a pro rata portion of Mr. Palmer’s target bonus for the then current calendar year.

The foregoing summary of the material terms of the Agreement is by its nature incomplete. For further information regarding the terms and conditions of the Agreement, please refer to the Agreement which is attached as Exhibit 10.3 hereto and is incorporated by reference herein.

(e) The information set forth under Item 5.02(c) of this Current Report on Form 8-K regarding the letter agreement amending the employment agreement between the Company and Mr. Mair and the employment agreement between the Company and Mr. Palmer is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed as part of this report:

EXHIBIT NO.	DESCRIPTION
10.1	Employment Agreement by and between Golden Star Resources Ltd. and Thomas G. Mair, dated as of February 8, 2007 (incorporated by reference to Exhibit 10.1 of the Company’s Form 8-K, dated February 8, 2007)

10.2	Letter Agreement by and between Golden Star Resources Ltd. and Thomas G. Mair, dated as of December 20, 2007.

10.3	Employment Agreement by and between Golden Star Resources Ltd. and Roger Palmer, dated as of October 23, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2007

Golden Star Resources Ltd.

By:	/s/Roger Palmer
Roger Palmer Vice President Finance and Controller

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.1	Employment Agreement by and between Golden Star Resources Ltd. and Thomas G. Mair, dated as of February 8, 2007 (incorporated by reference to Exhibit 10.1 of the Company’s Form 8-K, dated February 8, 2007)

10.2	Letter Agreement by and between Golden Star Resources Ltd. and Thomas G. Mair, dated as of December 20, 2007.
10.3	Employment Agreement by and between Golden Star Resources Ltd. and Roger Palmer, dated as of October 23, 2006.